Exhibit 99.2
Supplemental Information
Three Months Ended September 30, 2008
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of November 10, 2008
(Unaudited)

Quarterly Supplemental Information is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andrés (615) 269-8471
Email: GAndres@healthcarerealty.com
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2007 under the heading “Risk Factors,” and as may be updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 1 of 9

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60,000 of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 3 of 9

(2)	CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2008	2007
ASSETS

Real estate properties:
Land	$101,758	$102,321
Buildings, improvements, and lease intangibles	1,530,576	1,483,547
Personal property	16,677	16,305
Construction in progress	100,888	94,457

	1,749,899	1,696,630
Less accumulated depreciation	(358,496)	(345,457)

Total real estate properties, net	1,391,403	1,351,173

Cash and cash equivalents	5,156	8,519

Mortgage notes receivable	40,112	30,117

Assets held for sale and discontinued operations, net (1)	65,792	15,639

Other assets, net	76,066	90,044

Total assets	$1,578,529	$1,495,492

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$658,295	$785,289

Accounts payable and accrued liabilities	50,877	37,376

Liabilities of discontinued operations (1)	25,277	34

Other liabilities	44,745	40,798

Total liabilities	779,194	863,497

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 58,818,420 and 50,691,331 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively	588	507

Additional paid-in capital	1,485,846	1,286,071

Accumulated other comprehensive loss	(4,346)	(4,346)

Cumulative net income	721,275	695,182

Cumulative dividends	(1,404,028)	(1,345,419)

Total stockholders’ equity	799,335	631,995

Total liabilities and stockholders’ equity	$1,578,529	$1,495,492

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale on the Company’s Condensed Consolidated Balance Sheets and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 4 of 9

(3)	INVESTMENT PROGRESSION
A)	Construction in Progress

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2008	Properties	September 30, 2008

Balance at beginning of period	9	$101,345	10	$94,457

Fundings on projects in existence at the beginning of the period	0	20,879	0	46,362

Completions (1)	(2)	(21,336)	(3)	(39,931)

Balance at end of period	7	$100,888	7	$100,888

B)	Real Estate Properties

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2008	Properties	September 30, 2008

Balance at beginning of period	165	$1,608,567	170	$1,602,173

Acquisitions (2)	3	76,983	3	76,983

Additions/Improvements	0	7,658	0	20,447

Completions (CIP) (1)	2	21,336	3	39,931

Assets classified as held for sale during the period (3)	(3)	(63,988)	(9)	(88,978)

Dispositions (4)	(1)	(1,545)	(1)	(1,545)

Balance at end of period	166	$1,649,011	166	$1,649,011

C)	Mortgage Notes Receivable

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2008	Investments	September 30, 2008

Balance at beginning of period	4	$37,285	4	$30,117

Fundings on mortgages in existence at the beginning of the period	0	5,338	0	12,519

Repayments (5)	(1)	(2,504)	(1)	(2,504)

Scheduled principal payments	0	(7)	0	(20)

Balance at end of period	3	$40,112	3	$40,112

D)	Unconsolidated LLCs

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2008	Investments	September 30, 2008

Balance at beginning of period	3	$17,341	3	$18,356

Equity in income (losses) recognized during the period	0	55	0	(93)

Redemption of preferred equity investment (6)	0	(5,546)	0	(5,546)

Distributions received during the period	0	(15)	0	(882)

Balance at end of period	3	$11,835	3	$11,835

(1)	During the third quarter of 2008, the Company substantially completed development of two medical office buildings in Colorado.

(2)	During the third quarter of 2008, the Company acquired a medical office building and a general use facility in Texas. Also, the Company acquired an 80% equity ownership interest in a limited liability company (“LLC”) that concurrently purchased a medical office building in Iowa. The accounts of the LLC are included in the Company’s financial statements.

(3)	During the third quarter of 2008, the Company reclassified a medical office building in Nevada and a physician clinic in Tennessee to held for sale upon notification from an operator of its intent to exercise its option to purchase the properties. Also, during the third quarter of 2008, the Company agreed to sell to the tenant a specialty inpatient facility in Michigan and reclassified the building to held for sale.

(4)	During the third quarter of 2008, the Company sold a physician clinic in Texas.

(5)	During the third quarter, a mortgage note receivable secured by a medical office building was repaid in full.

(6)	During the third quarter of 2008, a portion of the Company’s preferred equity interest in a LLC, in which it owns a 10% equity ownership interest, was redeemed.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

			Medical Office/Outpatient
			Medical	Physician	Ambulatory	Specialty	Specialty
			Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
			(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1	Alabama			$17,660		$2,698	$17,722	$9,493	$47,573	2.6%
2	Arkansas					3,055			3,055	0.2%
3	California			8,363			12,688		21,051	1.2%
4	Florida		$41,417	37,372	$9,521	3,411	11,703		103,424	5.7%
5	Georgia		7,690	2,682	3,133				13,505	0.8%
6	Illinois		11,939		1,486				13,425	0.7%
7	Indiana			21,597			43,406	3,790	68,793	3.8%
8	Massachusetts			12,035					12,035	0.7%
9	Michigan							13,105	13,105	0.7%
10	Missouri				4,708	16,370			21,078	1.2%
11	Nevada				3,801				3,801	0.2%
12	Pennsylvania						113,867		113,867	6.3%
13	Tennessee		19,123					7,339	26,462	1.5%
14	Texas			3,714	17,314		19,225		40,253	2.2%
15	Virginia		7,020	30,919		2,166		10,194	50,299	2.8%

		Master Leases	$87,189	$134,342	$39,963	$27,700	$218,611	$43,921	$551,726	30.6%

				(3) Normalized same facility NOI growth for Master Leases (3Q2008 vs. 3Q2007):						3.3%

Operating Properties
1	Arizona		56,964	1,960					58,924	3.3%
2	California		64,957		35,005			27	99,989	5.5%
3	Colorado		21,574						21,574	1.2%
4	District of Columbia		29,893						29,893	1.7%
5	Florida		92,022	17,559					109,581	6.1%
6	Hawaii		46,976						46,976	2.6%
7	Illinois		30,250						30,250	1.7%
8	Kansas		13,636						13,636	0.8%
9	Louisiana		11,685						11,685	0.6%
10	Maryland		15,609						15,609	0.9%
11	Michigan		22,112						22,112	1.2%
12	Mississippi		7,674						7,674	0.4%
13	Missouri		19,965						19,965	1.1%
14	Nevada		7,921						7,921	0.4%
15	Pennsylvania		10,798						10,798	0.6%
16	Tennessee		163,288	2,336				797	166,421	9.2%
17	Texas		385,998	15,272	24,076			48,057	473,403	26.3%
18	Virginia		1,015						1,015	0.1%
19	Wyoming		20,025						20,025	1.1%

		Operating Properties	$1,022,362	$37,127	$59,081	$—	$—	$48,881	$1,167,451	64.8%

				(3) Normalized same facility NOI growth for Operating Properties (3Q2008 vs. 3Q2007):						2.4%

Land Held for Development									16,377	0.9%
Corporate Property									14,345	0.8%

		Total Equity Investments	$1,109,551	$171,469	$99,044	$27,700	$218,611	$92,802	$1,749,899	97.1%

	Average Age of Facility (years)		21	20	19	16	21	37	22

	3Q 2008 Economic Property Occupancy (4)		84%	97%	88%	88%	100%	93%	87%

	3Q 2008 Stabilized Property Occupancy (4)		88%	97%	89%	88%	100%	93%	91%

Mortgage Investments			23,258	16,854					40,112	2.2%

		Mortgage Investments	$23,258	$16,854	$—	$—	$—	$—	$40,112	2.2%

Unconsolidated LLCs (Joint Venture Investments)
1	Oregon		1,612						1,612	0.1%
2	Utah							1,082	1,082	0.1%
3	Washington		9,141						9,141	0.5%

		LLC Investments	$10,753	$—	$—	$—	$—	$1,082	$11,835	0.7%

		Total Investments	$1,143,562	$188,323	$99,044	$27,700	$218,611	$93,884	$1,801,846	100.0%

		Percent of $ Invested	64.6%	10.6%	5.6%	1.6%	12.3%	5.3%	100.0%

		Number of Investments	106	32	11	6	12	12	179

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.5 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized NOI growth rate in the same facility portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 90% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude development properties that were placed in service in the last 24 months. The average underlying tenant occupancy of the 14 properties under Property Operating Agreements was approximately 74%.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 6 of 9

(5) DEVELOPMENT PROPERTIES
CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	September 30,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2008	Fundings	Investment	Date
Under construction:
Arizona	4Q 2008	MOB	2	188,000	$25,783	$5,217	$31,000	4Q 2011
Texas	3Q 2009	MOB	1	135,000	7,456	25,544	33,000	4Q 2011
Illinois	3Q 2009	MOB	1	100,000	11,747	14,653	26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	7,200	21,400	28,600	3Q 2012
Hawaii	1Q 2010	MOB	1	133,000	23,246	62,754	86,000	1Q 2013
Texas	4Q 2010	MOB	1	90,000	9,079	17,221	26,300	1Q 2013

Land held for development:
Texas					7,964
Illinois (1)					8,413

			7	766,000	$100,888	$146,789	$231,300

(1)	In October 2008, the Company sold the land parcel in Illinois.
STABILIZATION IN PROGRESS

		Date			Estimated			Estimated
	Number of	Transferred	Property	Square	Total	3Q 2008		Stabilization
State	Properties	from CIP	Type	Feet	Investment	NOI	Leased	Date
Texas	1	1Q 2007	MOB	171,033	$32,300	$154	50%	2Q 2010
Texas	1	2Q 2007	MOB	73,324	11,900	45	48%	1Q 2010
Texas	1	1Q 2008	MOB	140,221	24,900	33	47%	2Q 2011
Colorado	2	3Q 2008	MOB	169,000	27,400	(98)	0%	4Q 2011

				553,578	$96,500	$134

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2008	Page 7 of 9

(6)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

		Number of Properties			Owned (2)			Third Party
			Third		Not	Construction		Property
		Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1	Texas	45		45	213,292	345,000	2,985,544		3,543,836	31.6%
2	Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	14.3%
3	Florida	27		27	572,884		592,963		1,165,847	10.4%
4	California	10		10	93,000		458,955		551,955	4.9%
5	Pennsylvania	7		7	437,601		63,914		501,515	4.5%
6	Virginia	9		9	476,204		7,093		483,297	4.3%
7	Arizona	9	1	10		188,000	202,082	59,106	449,188	4.0%
8	Illinois	4		4	115,100	100,000	142,955		358,055	3.2%
9	Alabama	6		6	327,535				327,535	2.9%
10	Michigan	8		8	121,672		199,749		321,421	2.9%
11	Hawaii	3		3		133,000	173,502		306,502	2.7%
12	Indiana	3		3	205,499				205,499	1.8%
13	Missouri	5		5	81,580		106,146		187,726	1.7%
14	District of Columbia	2		2			182,836		182,836	1.6%
15	Colorado	2		2			169,000		169,000	1.5%
16	Wyoming	1		1			139,647		139,647	1.3%
17	Louisiana	2		2			133,211		133,211	1.2%
18	Mississippi	1	1	2			58,036	39,648	97,684	0.9%
19	Iowa	1		1	95,486				95,486	0.9%
20	Maryland	2		2			94,664		94,664	0.8%
21	Massachusetts	2		2	84,242				84,242	0.8%
22	Georgia	3		3	78,779				78,779	0.7%
23	Kansas	1		1			70,908		70,908	0.6%
24	Nevada	2		2	16,878		31,026		47,904	0.4%
25	Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet		173	7	180	3,006,715	766,000	7,090,967	351,637	11,215,319	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	589,212	766,000	6,444,385	7,799,597	351,637	8,151,234	72.7%
Physician Clinics	777,188		232,866	1,010,054		1,010,054	9.0%
Specialty Inpatient	863,694			863,694		863,694	7.7%
Other	498,293		145,426	643,719		643,719	5.7%
Ambulatory Care/Surgery	160,200		268,290	428,490		428,490	3.8%
Specialty Outpatient	118,128			118,128		118,128	1.1%

Total Square Feet	3,006,715	766,000	7,090,967	10,863,682	351,637	11,215,319	100.0%

Percent of Total Square Footage	26.8%	6.8%	63.2%	96.8%	3.2%	100.0%

Total Number of Properties	64	7	102	173	7	180

C)	By Occupancy

									% of Total
		Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet
1	Baylor Health Care System	851,408						851,408	7.8%
2	Healthsouth			16,878	13,356	643,383		673,617	6.2%
3	HCA	30,495	235,600	8,749			16,400	291,244	2.7%
4	Ascension Health Care System	198,684						198,684	1.8%
5	OrthoIndy		58,474			117,525		175,999	1.6%
6	Melbourne Internal Medicine Assocs		134,520					134,520	1.3%

	All Other Occupants Less than 1%	6,719,010	581,460	402,863	104,772	102,786	627,319	8,538,210	78.6%

Total Square Feet		7,799,597	1,010,054	428,490	118,128	863,694	643,719	10,863,682	100.0%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Approximately 73% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	Excludes mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale, as well as third party managed properties. The owned and managed portfolio consists of 1,436 leases with an average of 3,776 square feet per lease.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2008	Page 8 of 9

(7)	LEASE MATURITY SCHEDULE (1)

	Annualized
	Minimum	Number of	Percentage
	Rents (2)	Leases	of Revenues
2008	$11,089	192	6.0%
2009	40,618	429	22.1%
2010	20,856	241	11.4%
2011	20,520	197	11.2%
2012	22,482	171	12.3%
2013	26,217	122	14.3%
2014	10,925	58	6.0%
2015	5,092	25	2.8%
2016	7,520	15	4.1%
Thereafter	17,965	47	9.8%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.
(8)	UNCONSOLIDATED LLCs (Joint Venture Investments)

	Washington	Oregon	Utah
HR Ownership %	75%	50%	10%
HR Investment in JV, net (1)	$9,141	$1,612	$1,082
Income (loss) recorded by HR (2)	$79	$(24)	$70
Real Estate Depreciation and Amortization (3)	$357	$74	$—
Facility type	MOB	MOB	OTH
Total unconsolidated assets of JV (4)	$61,683	$16,392	$34,669
Total unconsolidated debt of JV (4)	$49,527	$12,640	$32,132
Total unconsolidated equity of JV (4)	$11,166	$3,225	$2,537

(1)	As of and for the three months ended September 30, 2008.

(2)	Included in “Interest and other income, net” on the Company’s Consolidated Statements of Income for the three months ended September 30, 2008.

(3)	The amount of real estate depreciation and amortization for the three months ended September 30, 2008 is included in equity income (loss) recorded by the Company related to its joint venture investments accounted for under the equity method that the Company adds back to net income in its calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended September 30, 2008	Page 9 of 9